BORROWINGS	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
BORROWINGS	BORROWINGS
(a)Corporate Borrowings
Brookfield Infrastructure has a $2.2 billion senior unsecured revolving credit facility used for general working capital including acquisitions. The $2.2 billion is available on a revolving basis for the full term of the facility. All amounts outstanding under this facility will be repayable on June 29, 2029. All obligations of Brookfield Infrastructure under the facility are guaranteed by our partnership. Loans under this facility accrue interest at a floating rate based on SOFR plus 1.2%. Brookfield Infrastructure is required to pay an unused commitment fee under the facility of 13 basis points per annum. As at December 31, 2024, there were $300 million (2023: $222 million) draws outstanding on the credit facility and $10 million of letters of credit were issued (2023: $8 million).

	Maturity(2)	Annual Rate(2)	Currency	2024	2023
Corporate revolving credit facility	June 29, 2029	SOFR plus 1.2%	US$	$300	$222
Commercial Paper	January 28, 2025	5.0%	US$	850	989

Current:
Medium Term Notes(1):
Public - Canadian(3)	February 22, 2024	3.3%	C$	—	226
Public - Canadian(3)	February 22, 2024	3.3%	C$	—	302
Non-Current:
Medium Term Notes(1):
Public - Canadian	November 14, 2027	5.6%	C$	313	340
Public - Canadian	September 11, 2028	4.2%	C$	487	528
Public - Canadian	October 9, 2029	3.4%	C$	487	528
Public - Canadian	July 27, 2030	5.7%	C$	348	377
Public - Canadian	September 1, 2032	2.9%	C$	348	377
Public - Canadian	February 14, 2033	6.0%	C$	174	189
Public - Canadian	April 25, 2034	5.4%	C$	278	302
Public - Canadian	April 25, 2052	5.8%	C$	139	151
Public - Canadian	July 27, 2053	6.0%	C$	139	151

Subordinated notes(1)
Public - United States	March 15, 2055	6.8%	US$	300	—
Public - United States	May 24, 2081	5.0%	US$	250	250
Public - United States	May 31, 2084	7.3%	US$	158	—
				4,571	4,932
Deferred financing costs and other				(29)	(21)
Total				$4,542	$4,911

(1)See Note 21, Subsidiary Public Issuers, for further details.
(2)Maturity and annual rate associated with our commercial paper program represents a weighted average of all outstanding obligations as of December 31, 2024.
(3)On February 21, 2024, Brookfield Infrastructure Finance ULC redeemed all medium-term notes maturing February 22, 2024.

On November 29, 2024, Brookfield Infrastructure Finance ULC issued $300 million of fixed-to-fixed reset rate subordinated notes maturing March 15, 2055, with an initial coupon of 6.8%, until March 15, 2030, resetting every five years thereafter at the five-year U.S. treasury rate, plus a 2.5% spread, provided that the rate will not reset below 6.8%.
On May 31, 2024 and June 5, 2024 Brookfield Infrastructure Finance ULC issued, in aggregate, $158 million of subordinated notes maturing May 31, 2084, with a coupon of 7.3%.
On February 22, 2024, Brookfield Infrastructure Finance ULC repaid all medium-term notes maturing February 22, 2024 for $531 million.
Brookfield Infrastructure has entered into a $1 billion revolving credit facility with Brookfield to provide additional liquidity for general corporate purposes and capital expenditures, if required. The revolving credit facility automatically renews for consecutive one-year terms, and the maturity date is automatically extended, on February 8 each year, unless terminated prior to the relevant renewal date. Brookfield has the option to terminate the agreement prior to February 8 each year by providing Brookfield Infrastructure with a written notice. Loans under this facility accrued interest on SOFR plus 1.9% and no commitment fees were incurred for any undrawn balance. As of December 31, 2024, there were no (2023: $nil) borrowings outstanding.
On July 27, 2023, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$500 million maturing on July 27, 2030 with a coupon of 5.7% per annum and C$200 million maturing on July 27, 2053 with a coupon of 6.0% per annum.
On November 14, 2022, Brookfield Infrastructure Finance ULC issued C$700 million of medium-term notes in two tranches: C$450 million maturing on November 14, 2027 with a coupon of 5.6% per annum and C$250 million maturing on February 14, 2033 with a coupon of 6.0% per annum.
On April 25, 2022, Brookfield Infrastructure Finance ULC issued C$600 million of medium-term notes in two tranches: C$400 million maturing on April 25, 2034 with a coupon of 5.4% per annum and C$200 million maturing on April 25, 2052 with a coupon of 5.8% per annum, and $3 million of debt issuance costs were incurred.
The decrease in corporate borrowings of $369 million during the year ended December 31, 2024 is primarily attributable to the repayment of $531 million of medium term notes, net repayments of $139 million on our commercial paper program and the impact of foreign exchange, partially offset by issuance of approximately $458 million of subordinate notes and net draws on our corporate credit facility of $78 million.
(b)Non-Recourse Borrowings
The current and non-current balances of non-recourse borrowings are as follows:

US$ MILLIONS	2024	2023
Current	$2,838	$4,442
Non-current	43,714	36,462
Total	$46,552	$40,904
Non-recourse borrowings increased by $5.6 billion from December 31, 2023 due to acquisition debt raised at our North American retail colocation data center operation and a follow-on acquisition of our existing India telecom operations, increased borrowings at our Brazilian regulated gas transmission operation, North American gas storage operation and North American rail operations, partially offset by non-recourse borrowings classified as held for sale and impacts of foreign exchange.
Principal repayments on non-recourse borrowings due over the next five years and thereafter are as follows:

US$ MILLIONS	Utilities	Transport	Midstream	Data	Total
2025(1)	$1,080	$571	$1,082	$283	$3,016
2026	1,020	1,169	422	2,041	4,652
2027	1,250	1,143	1,453	822	4,668
2028	1,894	729	586	1,255	4,464
2029	1,788	2,637	635	1,295	6,355
Thereafter	6,655	5,569	7,352	4,650	24,226
Total principal repayments	13,687	11,818	11,530	10,346	47,381
Deferred financing costs and other	(101)	(499)	(18)	(211)	(829)
Total - Dec. 31, 2024	$13,586	$11,319	$11,512	$10,135	$46,552
Total - Dec. 31, 2023	$11,772	$11,710	$11,154	$6,286	$40,904

(1)Includes commercial paper obligations of $1.2 billion at our Canadian diversified midstream operation.
The weighted average interest rates of non-recourse borrowings are as follows:

US$ MILLIONS	Utilities(1)	Transport	Midstream	Data	Total
Dec. 31, 2024	7%	5%	6%	6%	6%
Dec. 31, 2023	8%	5%	5%	7%	6%
(1)Excluding the impact of the variable interest in our Brazilian assets, the weighted average interest rate of non-recourse borrowings would be 6% as at December 31, 2024.
Principal repayments on non-recourse borrowings in their local currency are as follows:

US$ MILLIONS, except as noted	Dec. 31, 2024	Local Currency		Dec. 31, 2023	Local Currency
U.S. dollars	$18,807	USD	$18,807	$16,365	USD	$16,365
Canadian dollars	10,133	CAD	14,574	10,713	CAD	14,195
Indian rupees	5,470	INR	467,521	4,051	INR	337,583
British pounds	4,607	GBP	3,681	4,561	GBP	3,583
Brazilian real(1)	3,999	BRL	24,762	2,501	BRL	12,106
Euro	2,876	EUR	2,778	2,123	EUR	1,923
Australian dollars	893	AUD	1,443	611	AUD	897
Colombian pesos	559	COP	2,462,758	541	COP	2,088,803
Peruvian soles	—	PEN	—	432	PEN	1,601
New Zealand dollars	37	NZD	66	42	NZD	66

(1)See Note 5, Disposition of Businesses, for additional information.

(c)Supplemental Information
Details of the “Changes in liabilities from financing activities”, including both changes arising from cash flows and non-cash changes are as follows:

US$ MILLIONS	2023	Cash Flows	Acquisitions/ Dispositions(1)	Held for Sale(2)	Foreign Exchange Movement and Other	2024
Corporate borrowings	$4,911	$(144)	$—	$—	$(225)	$4,542
Non-recourse borrowings	40,904	8,715	478	(1,197)	(2,348)	46,552

(1)Refer to Note 7. Acquisition of Businesses, for further details.